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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549
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                              FORM 8-K

                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934
                 ----------------------------------

Date of Report (Date of earliest event reported)  December 26, 1996


                        ANTARES RESOURCES CORPORATION
                        -----------------------------
         (Exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
              (State or other jurisdiction of incorporation)


         0-3926                                    13-1950459
-------------------                                -----------
(Commission File Number)         	(IRS Employer Identification No.)

599 Lexington Avenue, 18th Floor, New York, New York        10022
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (212) 308-8828

   Exhibit Index is on page 3 of the manually executed copy.


                       Page 1 of 4 pages


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Item 1.  Change in Control of Registrant.
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Item 2.  Acquisition or Disposition of Assets.
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     On December 26, 1996, Antares Resources Corporation (the "Registrant")
consummated a transaction, whereby the Registrant acquired all of the issued and outstanding shares of United Kina Brewing Group Limited, a Bermuda corporation ("United Kina") in exchange for the issuance by the Registrant of 33,500,000 post-split shares of restricted common stock to Kina shareholders pursuant to the Agreement and Plan of Reorganization, as amended (the "Agreement"), dated as of December 26, 1996, by and between the Registrant and United Kina (the "Closing").

     United Kina is a holding company of seven joint ventures in which it holds a controlling interest. Each of the joint ventures is a brewing company and is engaged in the manufacturing, distributing and marketing of beer in the People's Republic of China.

     Under the relevant terms of the Agreement, the Registrant undertook a reverse split of its common stock, whereby 1 share of common stock was issued in exchange for 10 shares of common stock. Immediately prior to the share exchange, there were approximately 2,500,000 post-reverse split shares of the Registrant's common stock issued and outstanding (including shares reserved for issuance applicable to issued and outstanding common stock purchase warrants). As a result of the acquisition, there are approximately 36,000,000 shares of Common Stock issued and outstanding.

     Upon the Closing, the present officers and directors of the Registrant resigned their respective positions, and were replaced with the designees of United Kina. The new officers and directors of the Registrant are: Victoria Lam, Chairperson of the Board of Directors, Jun Lin, President and director, Scott G. Schiller, Senior Executive Vice President and Flemming With-Seidelin, Chief Operating Officer and director.

     The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, entities issued shares pursuant to the Agreement, the current directors and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons is as follows:



                                       Amount of
Name and                               Beneficial          Percent of
Address                                Ownership(1)          Class
-------                               ------------          -------
Common Stock

Prime Force (Asia) Ltd. (2)             29,379,214           81.6%

Victoria Lam(2) (3)                        871,286            2.4%
Chariperson of the Board
of Directors

Jun Lin(2)                                       0              0%
President and Director

Scott G. Schiller (5)
Senior Executive Vice President                  0              0%

Flemming With-Seidelin(2)                        0              0%
Chief Operating Officer
and Director                                     0              0%

--------------------------

All Directors and Officers as a Group      871,286            2.4%
(4 persons)

                               2

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(1)  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

(2) The address of this person is Suite 2101-2, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong.

(3) Prime Force (Asia) Limited is owned by Asia Business Development Trust, a Cayman Islands trust.

(4) The 871,286 shares of common stock of the Registrant are held by Harrington Worldwide Holdings, Ltd., a British Virgin Islands corporation in which Ms. Lam holds an indirect interest.

(5) The address of this person is 599 Lexington Avenue, 18th Floor, New York, NY 10022.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.
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     On December 26, 1996, the registrant closed an offshore private placement of $1,000,000 of 10% Convertible Debentures Due December 31, 1998 (the "Closing Date"). The Debentures were sold to a certain offshore accredited investor. The offshore placement was made pursuant to Regulation S and Section 4(2) of the securities Act of 1933, as amended. The placement has been made through the efforts of the director of the Registrant.

     The principal amount of the Debentures may be converted, at the option of the holder thereof, at any time after 60 days commencing from the Closing Date, at a conversion price equal to the lower of 70% of the average closing bid price of common stock for 5 business days immediately preceding the conversion date or $3.50 per share.

     In addition to the Debentures, the offshore investor received a warrant to purchase 180,000 shares of common stock of the Registrant at an exercise price equal to the lesser of $4.25 per share or 60% of the closing bid price of common stock at the date of exercise. The warrant can be exercised at any time, subject to the restrictive period imposed by Regulation S.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

     (a)(b) The required financial statements and pro forma financial information are unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days of the date of the event reported herein.

     (c)  Exhibits

          2.  Agreement and Plan of Reorganization

              2.1. Agreement and Plan of Reorganization dated as of September 30, 1996, between the Registrant and United Kina Breing Group Limited.

              2.2. Amendment No. 1 to Agreement and Plan of Reorganization dated as of October 7, 1996, between the Registrant and United Kina Brewing Group Limited.

              2.3. Amendment No. 2 to Agreement and Plan of Reorganization dated as of November 6, 1996, between the Registrant and United Kina Brewing Group Limited.

              2.4. Amendment No. 3 to Agreement and Plan of Reorganization dated as of December 26, 1996, between the Registrant and United Kina Brewing Group Limited.

         10.  Material Contracts

              10.1  Form of Offshore Securities S Subscription Agreement.
              10.2  Form of Convertible Debenture
              10.3  Form of Warrant

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 10, 1997         ANTARES RESOURCES CORPORATION



                                   By:/s/ Scott G. Schiller
                                      -----------------------------
                                      Scott G. Schiller
                                      Senior Executive Vice President